UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 11, 2012

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2012, at the annual meeting of shareholders of Real Goods Solar, Inc. (the “Company”), the Company’s shareholders approved an amendment to the Real Goods Solar, Inc. 2008 Long-Term Incentive Plan (the “Incentive Plan”) to increase by 1,000,000 the maximum number of shares of the Company’s Class A common stock that may be issued or subject to awards under the Incentive Plan. Following the amendments to the Incentive Plan, up to an aggregate of 3,000,000 shares of the Company’s Class A common stock are authorized for issuance under the Incentive Plan.

A more detailed description of the terms of the Incentive Plan, as amended, is contained in the Company’s proxy statement for its 2012 annual meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2012. The foregoing summary is qualified in its entirety by the full text of the Incentive Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2012, the Company held its 2012 annual meeting of shareholders. The final voting results for each of the matters submitted to a vote of shareholders at the 2012 annual meeting were as follows:

(1)	The Company’s shareholders elected the following individuals as the Company’s directors to serve until the next annual meeting of shareholders to be held in 2013 or until their successors are duly elected and qualified:

	For	Withheld	Broker Non-Votes
Jirka Rysavy	21,077,115	1,902,035	—
William S. Yearsley	21,154,530	1,824,620	—
John Schaeffer	21,156,105	1,823,045	—
David L. Belluck	20,997,418	1,981,732	—
John Jackson	21,156,612	1,822,538	—
Steven B. Kaufman	20,903,866	2,075,284	—
Barbara Mowry	22,779,956	199,194
Robert L. Scott	22,859,303	119,847

(2)	The Company’s shareholders approved the amendment to the Incentive Plan described in Item 5.02 above:

For	Against	Abstain	Broker Non-Votes
20,926,126	1,904,710	148,314	—

Former directors Scott Lehman and James Argyropoulos did not stand for re-election at the 2012 annual meeting of shareholders.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 10.1	Amended and Restated Real Goods Solar, Inc. 2008 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s proxy statement for its 2012 annual meeting filed with the SEC on April 30, 2012)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ John Coletta
John Coletta
Chief Financial Officer

Date: June 14, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 10.1	Amended and Restated Real Goods Solar, Inc. 2008 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s proxy statement for its 2012 annual meeting filed with the SEC on April 30, 2012)